Exhibit 99.2

Sunrise Senior Living

Community Data

Consolidated Communities

Total Properties

					Unit Occupancy				Net Operating Income (1), (2)
					Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
			Ownership	State/	June 30,		June 30,		June 30,		June 30,
Community	Comm.	Units	Interest	Province	2012	2011	2012	2011	2012	2011	2012	2011
AL US (4)	15	1,091	100.0%	Various	88.5%	87.5%	88.8%	87.5%	8,093,744	8,064,167	16,366,788	15,647,613
Quebec	3	246	100.0%	QU	75.0%	61.9%	73.7%	60.1%	967,362	624,745	1,892,397	875,588
Monterey	1	99	100.0%	CA	70.5%	59.5%	70.9%	61.1%	526,710	343,516	1,022,127	634,981
Other Consolidated	1	371	0.0%	NJ	72.2%	74.0%	71.3%	73.6%	427,891	675,620	717,056	993,180
Other Consolidated (5)	1	137	50.0%	MD	96.6%	98.5%	96.2%	97.5%	1,429,604	1,411,319	2,808,849	2,684,570
Total Properties Excluding 2 Condos	21	1,944			83.3%	81.1%	83.2%	80.7%	11,445,311	11,119,367	22,807,217	20,835,932

Other Consolidated (3)	2	167	100.0%	Various	96.8%	103.2%	97.3%	103.0%	201,489	353,029	252,834	(168,444)

Total Properties	23	2,111			84.4%	82.7%	84.3%	82.4%	$11,646,800	$11,472,396	$23,060,051	$20,667,488

Footnotes:

(1)  Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.

(2)  Net operating income is a non-GAAP measure.  Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations.  Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities.  On page 6 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.

(3)  Property types are primarily condominium units and not typical Sunrise communities.

(4)  Net operating income is consolidated from June 2, 2011 forward.  The portfolio was a joint venture prior to June 2, 2011.

(5)  This community is a joint venture community that we consolidate under the accounting guidelines.  The information provided above only includes the results of operations of the operator who has a lease with an unconsolidated 3rd party.  In 2011, the consolidated venture paid $1.7 million to the landlord in rent.  In 2012, the terms of the lease will be re-negotiated and we expect the rent expense to increase significantly.

Sunrise Senior Living

Community Data

Leased Communities

Leased Communities

				Unit Occupancy				Net Operating Income (1), (3)
				Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
				June 30,		June 30,		June 30,		June 30,
Lessor	Comm.	Units	Country	2012	2011	2012	2011	2012	2011	2012	2011
HRPT (5)	4	1,594	US	92.8%	92.4%	93.2%	92.1%	$6,445,590	$7,349,794	$13,403,313	$14,026,860
HRPT (6)	10	2,306	US	85.3%	85.7%	85.4%	86.3%	3,938,840	5,499,049	8,467,982	11,627,259
HCP	2	1,055	US	86.0%	86.7%	86.4%	87.4%	4,593,655	4,318,272	9,131,280	9,319,980
LTC	3	186	US	79.5%	86.2%	80.0%	86.2%	516,658	794,138	1,289,843	1,572,703
Missouri River Corp.	2	133	US	84.6%	85.9%	83.4%	85.2%	311,790	458,953	794,055	721,179
Oakmont	3	228	US	92.6%	91.3%	93.0%	92.4%	1,404,013	1,399,830	2,813,241	2,811,449
Other	2	171	US	88.6%	94.3%	89.7%	92.9%	865,903	976,529	1,666,078	1,644,239
Total Leased	26	5,673		87.7%	88.3%	88.0%	88.5%	$18,076,449	$20,796,565	$37,565,792	$41,723,669

Leased Communities

		Lease Coverage-		Lease Coverage-
		Straight-Line Lease		Straight-Line Lease		Lease Coverage-Cash Lease		Lease Coverage-Cash Lease
		Expense (2)		Expense (2)		Expense (2)		Expense (2)
	Current	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	Lease Term	June 30,		June 30,		June 30,		June 30,
Lessor	Expiration (4)	2012	2011	2012	2011	2012	2011	2012	2011
HRPT (4 communities) (5)	2013	1.78	2.02	1.84	1.93	1.78	2.02	1.84	1.93
HRPT (10 communities) (6)	2013	0.86	1.18	0.92	1.25	0.97	1.34	1.04	1.41
HCP	2018	0.99	1.08	1.06	1.17	0.98	1.10	1.05	1.19
LTC	2018	0.84	1.17	0.94	1.17	0.84	1.17	0.94	1.17
Missouri River Corp.	2018	0.83	0.98	0.84	0.78	0.83	0.98	0.84	0.78
Oakmont	2012-2013	1.98	2.05	2.00	2.07	1.95	1.99	1.96	2.01
Other	2013	2.21	2.51	2.13	2.11	2.09	2.39	2.01	2.01
Total Leased		1.21	1.43	1.27	1.44	1.25	1.49	1.31	1.50

Footnotes:

(1)  Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.

(2)  Lease coverage is defined as net operating income divided by lease expense.

(3)  Net operating income is a non-GAAP measure.  Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations.  Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities.  On page 6 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.

(4)  Lease agreements may include possible lease extensions.

(5)  On December 29, 2011, we received 3rd party consent to the extension of the term of the four leases for an additional five-year term commencing January 1, 2014.

(6)  On May 29, 2012, we reached an agreement with the landlord to allow for early termination of the ten leases that were scheduled to expire on December 31, 2013.

We expect to transition management of the ten communities over the next 12 months, with the majority transitioning within the first 120 days.

Sunrise Senior Living

Community Data

Joint Venture Communities

Stabilized Properties (4)

					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
				Ownership	June 30,		June 30,		June 30,		June 30,
Venture Pool (1)	Comm.	Units	Country	Interest (3)	2012	2011	2012	2011	2012	2011	2012	2011
Pool 1	5	434	UK	20.00%	94.5%	92.9%	94.6%	92.7%	$4,877,654	$3,896,445	$9,223,292	$7,762,669
Pool 2	2	156	UK	9.81%	91.2%	93.2%	92.3%	92.0%	1,887,093	1,704,032	3,725,859	3,261,480
Pool 3	15	1,243	UK	9.81%	82.8%	85.4%	83.9%	84.2%	9,174,275	7,984,683	18,037,657	15,561,633
Pool 5	1	81	UK	17.30%	87.7%	74.3%	83.7%	70.1%	553,073	198,276	946,847	301,462
Pool 6	1	114	UK	17.30%	90.6%	79.7%	89.8%	78.0%	838,577	229,024	1,613,123	547,861
Pool 7 (2)	29	2,082	US	40.00%	89.0%	87.9%	88.2%	88.4%	12,537,742	12,856,839	24,362,129	24,001,853
Pool 8	4	310	US	20.00%	88.4%	88.3%	89.5%	89.4%	2,278,598	2,209,664	4,636,616	4,283,585
Pool 9	12	872	US	25.00%	90.9%	88.8%	90.9%	89.6%	5,582,147	5,038,539	11,213,105	9,530,295
Pool 11	2	152	US	30.00%	91.9%	90.7%	91.9%	90.1%	952,984	1,135,391	1,944,725	2,071,602
Pool 13/14	4	298	US	20.00%	89.0%	89.9%	89.0%	90.1%	1,467,546	1,661,076	2,975,589	3,110,873
Pool 15	7	601	US	32.12%	87.5%	87.6%	87.6%	87.3%	3,685,555	3,530,640	7,276,174	6,705,753
Pool 23 (7)	1	83	US	30.00%	90.9%	87.7%	90.0%	86.6%	807,792	282,709	1,388,529	485,574
Pool 24	5	342	US	10%-50%	86.3%	86.8%	86.9%	87.2%	2,271,310	2,185,916	4,529,857	4,287,500
Pool 26	2	170	US	45.00%	94.7%	91.6%	95.7%	90.9%	1,692,462	1,408,020	3,213,420	2,715,551
Total JV’s-Stabilized	90	6,938			88.5%	87.9%	88.5%	87.8%	$48,606,808	$44,321,254	$95,086,922	$84,627,691

Lease-Up Properties (5)

					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
				Ownership	June 30,		June 30,		June 30,		June 30,
Venture Pool (1)	Comm.	Units	Country	Interest (3)	2012	2011	2012	2011	2012	2011	2012	2011
Pool 4	3	237	UK	20.00%	97.1%	88.0%	97.7%	86.5%	2,720,805	2,028,498	5,720,732	4,082,437
Pool 20	6	598	US	30.00%	80.3%	68.3%	79.6%	66.4%	2,659,068	2,030,060	5,133,466	3,605,562
Pool 25 (6)	0	240	US	30.00%	31.3%	30.7%	31.3%	30.2%	—	—	—	—
Pool 27	5	517	US	45.00%	78.6%	72.4%	79.4%	69.6%	1,892,632	1,518,176	3,773,967	2,541,470
Total JV’s-Lease Up	14	1,592			74.9%	66.9%	74.9%	65.0%	$7,272,505	$5,576,734	$14,628,165	$10,229,469

Total Properties

					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
				Ownership	June 30,		June 30,		June 30,		June 30,
Venture Pool (1)	Comm.	Units	Country	Interest (3)	2012	2011	2012	2011	2012	2011	2012	2011
Pool 1	5	434	UK	20.00%	94.5%	92.9%	94.6%	92.7%	$4,877,654	$3,896,445	$9,223,292	$7,762,669
Pool 2	2	156	UK	9.81%	91.2%	93.2%	92.3%	92.0%	1,887,093	1,704,032	3,725,859	3,261,480
Pool 3	15	1,243	UK	9.81%	82.8%	85.4%	83.9%	84.2%	9,174,275	7,984,683	18,037,657	15,561,633
Pool 4	3	237	UK	20.00%	97.1%	88.0%	97.7%	86.5%	2,720,805	2,028,498	5,720,732	4,082,437
Pool 5	1	81	UK	17.30%	87.7%	74.3%	83.7%	70.1%	553,073	198,276	946,847	301,462
Pool 6	1	114	UK	17.30%	90.6%	79.7%	89.8%	78.0%	838,577	229,024	1,613,123	547,861
Pool 7 (2)	29	2,082	US	40.00%	89.0%	87.9%	88.2%	88.4%	12,537,742	12,856,839	24,362,129	24,001,853
Pool 8	4	310	US	20.00%	88.4%	88.3%	89.5%	89.4%	2,278,598	2,209,664	4,636,616	4,283,585
Pool 9	12	872	US	25.00%	90.9%	88.8%	90.9%	89.6%	5,582,147	5,038,539	11,213,105	9,530,295
Pool 11	2	152	US	30.00%	91.9%	90.7%	91.9%	90.1%	952,984	1,135,391	1,944,725	2,071,602
Pool 13/14	4	298	US	20.00%	89.0%	89.9%	89.0%	90.1%	1,467,546	1,661,076	2,975,589	3,110,873
Pool 15	7	601	US	32.12%	87.5%	87.6%	87.6%	87.3%	3,685,555	3,530,640	7,276,174	6,705,753
Pool 20	6	598	US	30.00%	80.3%	68.3%	79.6%	66.4%	2,659,068	2,030,060	5,133,466	3,605,562
Pool 23 (7)	1	83	US	30.00%	90.9%	87.7%	90.0%	86.6%	807,792	282,709	1,388,529	485,574
Pool 24	5	342	US	10%-50%	86.3%	86.8%	86.9%	87.2%	2,271,310	2,185,916	4,529,857	4,287,500
Pool 25 (6)	0	240	US	30.00%	31.3%	30.7%	31.3%	30.2%	—	—	—	—
Pool 26	2	170	US	45.00%	94.7%	91.6%	95.7%	90.9%	1,692,462	1,408,020	3,213,420	2,715,551
Pool 27	5	517	US	45.00%	78.6%	72.4%	79.4%	69.6%	1,892,632	1,518,176	3,773,967	2,541,470
Total Joint Ventures	104	8,530			85.9%	84.0%	86.0%	83.6%	$55,879,313	$49,897,988	$109,715,087	$94,857,160

Footnotes:

(1) Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents.  Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.

(2) Operating results include the results from 6 New York entities that are leased and operated by Sunrise but owned by the venture.

(3) In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.

(4) Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture or third party where the single property or all of the communities in the pool have been open and operating for more than 36 months as of June 30, 2012.

(5) Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture or third party where the single property or any of the communities in the pool have been open and operating for less than 36 months as of June 30, 2012.

(6) This condominium community is currently in foreclosure with the lender.

(7) Represents the assisted living and amenities side of the condo project (pool 25).

Sunrise Senior Living

Community Data

Management Contracts

Joint Venture Communities

					Management Fees (2)
					Three Months Ended		Six Months Ended
				Average	June 30,		June 30,
Venture Pool (1)	Comm.	Units	Country	Maturity Date	2012	2011	2012	2011
Pool 1	5	434	UK	2028	$828,053	$800,286	$1,627,075	$1,570,535
Pool 2	2	156	UK	2037	335,642	325,779	667,747	627,671
Pool 3	15	1,243	UK	2037	2,214,609	1,908,902	4,284,191	3,712,190
Pool 4	3	237	UK	2024	561,941	310,168	910,145	597,360
Pool 5	1	81	UK	2039	144,974	96,683	271,349	210,255
Pool 6	1	114	UK	2039	236,465	166,784	467,767	354,655
Pool 7	29	2,082	US	2028	1,496,654	1,418,998	2,961,154	2,933,963
Pool 8	4	310	US	2032	462,140	440,823	929,173	880,145
Pool 9 (3)	12	872	US	2030	1,168,583	1,106,141	2,337,637	2,204,518
Pool 11	2	152	US	2038	157,179	153,371	311,642	297,952
Pool 13/14	4	298	US	2037	509,887	237,185	884,305	634,613
Pool 15	7	601	US	2030	764,717	732,408	1,512,839	1,443,010
Pool 20	6	598	US	2037	455,779	630,457	905,614	1,238,440
Pool 23 (5)	1	83	US	2034	—	—	—	—
Pool 24	5	342	US	Various	454,473	377,502	854,928	764,748
Pool 25 (5)	0	240	US		—	—	—	—
Pool 26 (7)	2	170	US	2042	—	116,842	79,118	231,201
Pool 27 (7)	5	517	US	2042	—	445,093	418,528	874,449
Total Joint Ventures	104	8,530			$9,791,096	$9,267,422	$19,423,212	$18,575,705

Managed Communities

					Management Fees (2)
					Three Months Ended		Six Months Ended
				Average	June 30,		June 30,
Owner	Comm.	Units	Country	Maturity Date	2012	2011	2012	2011
Cooperative	1	259	US	2034	280,837	260,203	562,909	524,858
HCPI (4)	46	4,511	US	2028-2038	4,913,394	4,675,473	9,778,867	8,818,355
Inova	4	313	US	2013	587,121	371,105	977,753	847,312
Ventas	79	6,507	US	2034-2037	7,258,089	5,771,868	13,760,988	11,357,915
Ventas 16	16	1,274	US	2030-2038	1,503,963	1,430,398	2,976,314	2,726,899
Wedum Foundation	4	235	US	2013	243,821	235,640	486,410	478,682
Other	4	426	US	Various	374,640	383,611	756,496	761,785
Total Managed	154	13,525			$15,161,865	$13,128,298	$29,299,737	$25,515,806

Total JV and Managed Communities	258	22,055			$24,952,961	$22,395,720	$48,722,949	$44,091,511

Other/Terminated Management Fees (6)					$386,826	$2,004,467	$931,744	$4,522,512

Total Management Fees					$25,339,787	$24,400,187	$49,654,693	$48,614,023

Footnotes:

(1) Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents.  Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.

(2) The majority of our management contracts contain performance based termination tests with certain limited cure rights.

(3)  Contracts contain at-will termination provisions for a specified fee to Sunrise.

(4) The contracts relating to one portfolio of 14 properties contain at-will termination provisions for a specified fee to Sunrise.

(5) No management fees are associated with this venture as these fees are eliminated due to accounting for this venture under the profit sharing method.

(6) Includes $1.0 million and $2.4 million, respectively, for the three months and six months ended June 30, 2011 from the previous AL US venture.

(7) On June 29, 2012 we contributed our ownership interest in these communities to a newly formed joint venture.  During the second quarter of 2012, these communities were consolidated so we did not earn a management fee as management fees are eliminated for consolidated communities.

Sunrise Senior Living

Consolidated and Joint Venture Debt

Scheduled Debt Maturities as of June 30, 2012

(dollars in thousands)

Consolidated Debt

	Ownership	Number of	Maturity	Weighted Aver.	Outstanding	In	Recourse
Consolidated Communities	Percentage	Communities	Date (4)	Interest Rate	Debt	Default	to SRZ
AL US Development Portfolio	100.00%	15	Jun 15	4.30%	$329,152	$—	N
Monterey	100.00%	1	Jun 13	3.50%	20,849	—	N
Quebec (7)	100.00%	3	Feb 14	5.00%	45,677	—	Y
Cedar Parke	0.00%	1	Jul 29	0.55%	21,385	1,365	Y
Consolidated Community Debt		20			$417,063	$1,365

Revolving Credit Facility	100.00%	0	Jun 14	5.49%	$—	$—	Y
Convertible Notes	100.00%	0	Apr 41	5.00%	86,250	—	Y
Restructure Note	100.00%	0	Oct 12	0.00%	24,161	—	Y
Restructure Note	100.00%	0	Apr 14	0.00%	3,742	—	Y
Other Consolidated Debt		0			$114,153	$—

Total Principal Amount of Debt					$531,216	$1,365
Less: Fair Value Adjustments					(11,142)	—
Total Consolidated Debt		20			$520,074	$1,365

Joint Venture Entities

	Ownership	Number of	Maturity	Weighted Aver.	Outstanding	In	SRZ
Venture Pool (1)	Percentage (2)	Communities	Date (4)	Interest Rate	Debt	Default	ODA
Pool 1	20.00%	5	May 13	4.64%	$128,198	$—	N
Pool 2	9.81%	2	Jan 15	5.13%	56,232	—	N
Pool 3 (6)	9.81%	15	Jul 14	3.41%	627,526	627,526	N
Pool 4	20.00%	3	Nov 2012 - Jun 2013	2.43%	87,631	—	Y
Pool 5	16.90%	1	Dec 12	2.13%	29,079	—	Y
Pool 6	16.90%	1	Apr 13	3.88%	32,421	—	Y
Pool 7	40.00%	29	Feb 14	6.76%	434,940	—	N
Pool 8	20.00%	4	Apr 14	5.89%	75,374	—	N
Pool 9	25.00%	12	Jan 14	6.00%	181,995	—	N
Pool 11	30.00%	2	Mar 13	5.23%	35,270	—	N
Pool 13/14	20.00%	4	Jan 19	4.98%	58,500	—	N
Pool 15	32.12%	7	Nov 18	4.80%	120,000	—	N
Pool 20	30.00%	6	Apr 14	4.58%	104,549	—	N
Pool 23 (3)	30.00%	1	Jun 15	5.50%	26,000	—	N
Pool 24	10%-50%	5	Sep 2012 - Apr 2022	6.03%	45,533	—	N
Pool 25 (3), (8)	30.00%	0	Sep 11	11.75%	117,488	117,488	Y
Pool 26	45.00%	2	Mar 19	4.66%	55,000	—	N
Pool 27	45.00%	5	Mar 19	5.25%	70,000	—	N
Total Joint Ventures (5)		104			$2,285,736	$745,014

Footnotes:

(1) Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents.  Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.

(2) In certain situations, our respective percentage shares of cash distributions, profits or losses, are not equal to our ownership percentage.

(3) As of June 30, 2012, the loan of $117.3 million for the residential condominium venture is in default.  We have accrued $3.5 million in default interest, late fees and other lender-related fees relating to this loan.  In February 2012, the lenders for the residential condominium venture commenced legal proceedings necessary to foreclose on the assets of the residential condominium venture.  Without terminating the foreclosure proceedings, the lender sold their interest in the debt to a new lender in June 2012.  The debt remains in default and we are in discussions with the new lender.  We have no basis in the assets.

(4) Maturity dates assume exercising extensions allowable under the loan documents.

(5) Sunrise’s share of joint venture debt as of June 30, 2012 is $545 million.

(6) The venture’s mortgage loan is in default at June 30, 2012 due to a violation of certain loan covenants.  The mortgage loan balance was $0.6 billion as of June 30, 2012.  The loan is collateralized by 15 communities owned by the venture located in the United Kingdom.  The lender has rights which include foreclosure on the communities and/or termination of our management agreements.  The venture is in discussions with the lender regarding the possibility of entering into a loan modification.  During 2011, we recognized $9.0 million in management fees from this venture and $4.3 million for the six months ended June 30, 2012.  Our United Kingdom Management segment reported $1.6 million in income from operations in 2011 and $0.7 million and $1.9 million for the three and six months ended June 30, 2012.  Our investment balance in this venture was zero at June 30, 2012.

(7) The principal balance of the loan is non-recourse to Sunrise but we are obligated under an operating deficit agreement to fund operating shortfalls and interest.

(8) We are obligated to our partner on the condominium venture to fund operating shortfalls.  We have funded $2.2 million under the guarantee through June 30, 2012, of which $0.1 million was funded in 2012.  In addition, we are required to fund sales and marketing costs associated with the sale of the condominiums. We have experienced lower sales and pricing than had been forecasted and we believe the partners have no remaining equity in the condominium project. Accordingly, we have informed our partner that we do not intend to fund future operating shortfalls.

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Net Operating Income

Consolidated Net Operating Income

Net operating income is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for income/loss from operations or net income/loss.  Management considers net operating income to be a useful measure in analyzing our community operating income without regard to management fees and other adjustments.

The following table reconciles net operating income from consolidated communities to income (loss) from operations.
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Consolidated Community NOI	$11,647	$11,472	$23,060	$20,667
Leased Community NOI	18,076	20,797	37,566	41,724
Total Consolidated NOI	29,723	32,269	60,626	62,391
Less: AL US NOI (during period the venture was not consolidated)	—	(6,097)	—	(13,681)
Plus: Connecticut Avenue NOI (during period the community was consolidated)	1,421	988	2,590	1,875
Plus: Santa Monica NOI (during period the community was consolidated)	568	—	805	—
Plus: Pool 19 NOI (during period the venture was consolidated)	1,507	—	1,706	—
Plus: Pool 21 NOI (during period the venture was consolidated)	920	—	1,024	—
Plus: NOI from Consolidated New York communities leased from a venture (NOI is reflected in Joint Venture loan pool analysis)	4,566	4,268	8,788	8,290
Adjusted Total Consolidated NOI	38,705	31,428	75,539	58,875
Less: Consolidated Community Lease Expense (includes $4.6 million for the three months ended June 30, 2012 and $4.2 million for the three months ended June 30, 2011 of lease expense from consolidated New York communities leased from a venture)	(19,187)	(19,108)	(38,423)	(37,805)
Less: Depreciation and Amortization	(11,464)	(8,694)	(22,222)	(16,024)
Less: Impairment of long-lived assets	(16,308)	(5,355)	(16,863)	(5,355)
	$(8,254)	$(1,729)	$(1,969)	$(309)
Plus: Other Sunrise Revenue
Management fees	25,340	24,400	49,655	48,614
Buyout fees	250	—	250	—
Ancillary fees	8,368	7,513	16,294	15,110
Professional fees from development, marketing and other	278	522	478	845
Reimbursed costs incurred on behalf of managed communities	167,808	178,265	341,881	364,130
Total Other Revenue	202,044	210,700	408,558	428,699

Less: Other Sunrise Expense
Ancillary expenses	7,681	6,968	15,139	13,972
General and administrative	25,227	27,564	53,868	59,953
Carrying costs of liquidating trust assets and idle land	707	635	1,290	1,042
Allowance for uncollectible receivables from owners	721	(217)	1,047	890
Gain on financial guarantees and other contracts	—	(12)	—	(12)
Costs incurred on behalf of managed communities	167,179	179,294	341,674	365,678
Misc. Expense for Non-Operating Communities	(228)	(234)	(567)	(262)
Total Other Expense	201,287	213,998	412,451	441,261

(Loss) income from operations	$(7,497)	$(5,027)	$(5,862)	$(12,871)

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Community Operating Revenue

Consolidated Community Operating Revenue

Community operating revenue is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for resident fees for consolidated communities. Management considers community operating revenue to be a useful measure in analyzing comparable revenue growth.

The following table reconciles community operating revenue from consolidated communities to resident fees for consolidated communities.
(in thousands)

	Three Months Ended
	June 30,
	2012	2011
Consolidated Community Operating Revenue	$35,835	$34,383
Leased Community Operating Revenue	75,590	76,502
Total Consolidated Community Operating Revenue	111,425	110,885
Less: AL US Revenue (during period the venture was not consolidated)	—	(14,352)
Plus: Connecticut Avenue Revenue (during period the community was consolidated)	3,054	2,565
Plus: Santa Monica Revenue (during period the community was consolidated)	1,608	—
Plus: Pool 19 Revenue (during period the venture was consolidated)	4,219	—
Plus: Pool 21 Revenue (during period the venture was consolidated)	2,768	—
Plus: Revenue from Consolidated New York communities leased from a venture (Revenue is reflected in Joint Venture revenue)	11,242	10,607
Adjusted Total Consolidated Revenue	134,316	109,705
Endowment Amortization	1,620	1,661
Other	(237)	(683)
Resident Fees for Consolidated Communities	$135,699	$110,683